Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed Municipals Portfolio II Inc.
(Name of Registrant as Specified in its Charter)

Mike Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:


	(2) Form, schedule or registration statement no.:


	(3) Filing party:


	(4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.




                      MANAGED MUNICIPALS PORTFOLIO II INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                         TO BE HELD ON DECEMBER 16, 1996

                            ------------------------

To the Shareholders of Managed Municipals Portfolio II Inc.:

     The Annual Meeting of Shareholders of Managed Municipals Portfolio II Inc. (the "Portfolio") will be held at the Portfolio's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York at 1:00 p.m. on December 16, 1996 for the following purposes:

     1. To elect three (3) Class III Directors to the Board of Directors (PROPOSAL 1);

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Portfolio for the fiscal year ending August 31, 1997 (PROPOSAL 2); and

     3. To consider and vote upon such other matters as may properly come before said meeting or any adjournment thereof.

     The close of business on October 14, 1996 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                                           By Order of the Board of Directors

                                           Christina T. Sydor
November 1, 1996                           Secretary



--------------------------------------------------------------------------------
     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE PORTFOLIO. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT
     YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT
     PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN
     THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION
     OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                  Valid Signature
-----------                                                   --------------

Corporate Accounts
(1) ABC Corp.........................................    ABC Corp.
(2) ABC Corp.........................................    John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer........................    John Doe
(4) ABC Corp. Profit Sharing Plan....................    John Doe, Trustee

Trust Accounts
(1) ABC Trust........................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78.................................    Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA..................    John B. Smith
(2) John B. Smith....................................    John B. Smith, Executor

                      MANAGED MUNICIPALS PORTFOLIO II INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                            ------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 16, 1996
                            ------------------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed Municipals Portfolio II, Inc. (the "Portfolio") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Portfolio to be held at the Portfolio's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on December 16, 1996 and at any adjournments thereof, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Portfolio. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Portfolio; Smith Barney Inc. ("Smith Barney"), the Portfolio's distributor; and/or First Data Investor Services Group Inc. ("First Data"), the Portfolio's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and Smith Barney Mutual Funds Management Inc. ("SBMFM") are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended August 31, 1996 has previously been furnished to all shareholders of the Portfolio. This proxy statement and form of proxy are first being mailed to shareholders on or about November 9, 1996. The Portfolio will provide additional copies of the annual report to any shareholder upon request by calling the Portfolio at 1-800-224-7523.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not be voted. Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Portfolio voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Portfolio voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Portfolio at the Portfolio's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the person named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Portfolio has fixed the close of business on October 14, 1996 as the Record Date ("Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Portfolio on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on October 14, 1996, the Portfolio had outstanding 11,062,481 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 10,939,983 or 98.63% of the Portfolio's shares were held in accounts but not beneficially owned by CEDE & Co., c/o Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on October 14, 1996, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Portfolio, beneficially owned more than 5% of the outstanding share of the Portfolio. As of Record Date, the officers and Board members of the Portfolio beneficially owned less than 1% of the outstanding shares of the Portfolio.

     As of the Record Date, to the knowledge of the Portfolio, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board Members who are not interested persons of the Portfolio (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Under the Portfolio's By-laws, a quorum is constituted by the presence in-person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on December 16, 1996.

                   PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

     The Board of Directors of the Portfolio is divided into three classes. The directors serving in Class III have terms expiring at the Annual Meeting; each Class III director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the Annual Meeting in 1999) or until their successors have been duly elected and qualified.

     The Board of Directors of the Portfolio knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Portfolio. Messrs. Barber and Crane became directors in 1992 and Mr. Hutchinson became a director in 1995. Any Director considered an "interested person" as defined in the 1940 Act is indicated by an asterisk (*):

                                                            Shares Of The
                                                            Portfolio's Common
Name, Age, Principal Occupation and          Served as      Stock Beneficially
Other Business Experience During The         a Director     Owned As Of
Past Five Years                                Since        October 14, 1996**
------------------------------------         ----------     ------------------

Persons Nominated  for Election as Directors
Charles Barber, age 79 (III)+                  1992         None
Consultant; formerly Chairman of the
Board, ASARCO Incorporated

Dwight B. Crane, age 58 (III)+                 1992         482
Professor, Graduate School of Business                      (less than 1%)
Administration, Harvard University

William R. Hutchinson, age 53 (III)+           1995         None
Vice President Financial Operations
AMOCO Corporation, Director of
Associated Bank since 1981, Director of
Associated Banc-Corp. since 1994.

                                                            Shares Of The
                                                            Portfolio's Common
Name, Age, Principal Occupation and          Served as      Stock Beneficially
Other Business Experience During The         a Director     Owned As Of
Past Five Years                                Since        October 14, 1996**
------------------------------------         ----------     ------------------

Directors Continuing in Office
Allan J. Bloostein, age 67 (I)+                1992         None
Consultant, formerly Vice Chairman of
the Board of May Department Stores
Company; Director of Crystals Brands,
Inc. Melville Corp., R.G. Barry Corp.
and Hechinger Co.

Martin Brody, age 75 (I)+                      1992         106
Vice Chairman of the Board of Directors                     (less than 1%)
of Restaurant Associates Corp.; Director of Jaclyn, Inc. an apparel manufacturer

Robert A. Frankel, age 69 (II)+                1994         213
Managing Partner of Robert A. Frankel                       (less than 1%)
Managing Consultants. Formerly
Corporate Vice President of The Readers
Digest Assoc. Inc.

Heath B. McLendon*, age 63 (II)+               1992         665(a)
Managing Director of Smith Barney Inc.,                     (less than 1%)
Chairman of Smith Barney Strategy Advisers
Inc. and President of SBMFM; prior to
July 1993, Senior Executive Vice President of
Shearson Lehman Brothers Inc., Vice Chairman of Asset Management Division of Shearson
Lehman Brothers Inc., Director of PanAgora
Asset Management, Inc. and PanAgora Asset
Management Limited

----------
+ Number (I, II, III) indicates whether director is in Class I, II or III. Class I directors will be elected to serve until the 1997 annual meeting. Class II directors will serve until the 1998 annual meeting. Class III directors will be elected to serve for three year terms as of the Meeting.

*    Interested person of the Portfolio as defined in the 1940 Act.

** For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 ( the "Exchange Act"). This information as to beneficial ownership is based upon information furnished to the Portfolio by Directors.

(a)  represents shares owned by this Director's family.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Portfolio's officers and directors and persons who beneficially own more than ten percent of the Portfolio's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it and representations from such persons, except for a late filing of a Statement of Changes in beneficial ownership for Travelers, the Portfolio believes that during its fiscal year ended August 31, 1996, all filing requirements applicable to such persons were complied with.

     The Portfolio has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Portfolio has an audit committee composed of directors who are not interested persons of the Portfolio (the "independent directors") which is charged with recommending a firm of independent auditors to the Portfolio and reviewing the accounting matters with the auditors.

     During the Portfolio's last fiscal year four in-person meetings of the Board of Directors of the Portfolio was held, all four were regular meetings. No director attended less than 75% of these meetings.

     Only the independent directors are compensated by the Portfolio for their services as directors. Aggregate fees of $44,191 were paid to such directors by the Portfolio during the fiscal year ended on August 31, 1996. Fees for independent directors are set at $5,000 per annum plus $500 per Board meeting attended. Officers of the Portfolio are compensated by Smith Barney.

     The following table shows the compensation paid by the Portfolio to each director, during the Portfolio's last fiscal year.


                                                                Total
                                        Total               Compensation
                                   Compensation             from Portfolio
Name of Person                     from Portfolio              Complex
------------------------           --------------           --------------

Charles Barber*(6)#                    $7,100                 $ 38,400
Martin Brody(19)                       $6,500                 $112,675
Dwight Crane(22)                       $7,300                 $137,525
Allan Bloostein(10)                    $7,000                 $ 82,750
Robert Frankel(8)                      $7,100                 $ 65,400
William R. Hutchinson(6)               $7,100                 $ 38,400
Heath B. McLendon(42)                    --                       --
----------
* Indicates the number of funds within the Smith Barney mutual fund complex for which the Director serves as a Board member.
# Pursuant to the Portfolio's deferred compensation plan, Mr. Barber elected, effective January 2, 1996 to defer the payment of some or all of the compensation due to him from the Portfolio.

     The following is a list of the current executive officers of the Portfolio, all of whom have been elected by the directors to serve until their respective successors are elected:

     The names of the principal officers of the Portfolio are listed in the table below together with certain additional information. Mr. McLendon was elected Chairman of the Board in 1992. Each of the officers of the Portfolio will hold such office until a successor is voted upon by the Board of Directors.

                             Position             Principal Occupations and
                           (Year First           Other Affiliates During The
        Name                 Elected)                  Past Five Years
------------------      ----------------         ----------------------------

Heath B. McLendon,      Chief Executive         (see Table of Directors above)
age 63                  Officer and Chairman
                        of the Board (1992)

Jessica M. Bibliowicz,  President (1995)        Executive Vice President of
age 36                                          Smith Barney; Chairman and
                                                Chief Executive Officer of
                                                SBMFM; prior to 1994, Director
                                                of Sales and Marketing for
                                                Prudential Mutual Funds; prior
                                                to 1991, First Vice President,
                                                Asset Management Division of
                                                Shearson Lehman Brothers Inc.

Lewis E. Daidone,       Senior Vice President   Managing Director of Smith
age 38                  and Treasurer           Barney; Chief Financial Officer,
                        (1994)                  Director and Senior Vice
                                                President of SBMFM.

Joseph P. Deane,        Vice President          Managing Director of Smith
age 40                  and Investment          Barney; prior to July 1993,
                        Officer(1993)           Managing Director of Shearson
                                                Lehman Advisors.

Christina T. Sydor,     Secretary (1994)        Managing Director of Smith
age 45                                          Barney ; General Counsel and
                                                Secretary of SBMFM.

     The principal business address of Mr. McLendon, Ms. Bibliowicz, Mr. Deane, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013. None of the executive officers of the Portfolio owns any shares of the Portfolio.

     Election of the listed nominees for Director will require the affirmative vote of the plurality of votes cast.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.


                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
                           AS THE INDEPENDENT AUDITORS
                  FOR THE PORTFOLIO FOR THE CURRENT FISCAL YEAR

     KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Portfolio for the fiscal year ending August 31, 1997 by a majority of the independent directors by a vote cast in person subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Portfolio, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Portfolio, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Portfolio receives a written request from any shareholder at least five days prior to the Meeting stating that such shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Portfolio's financial statements, the Portfolio will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED BOARD DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders of the Portfolio must be received by October 17, 1997 to be included in the proxy statement and form of proxy relating to that meeting. The Portfolio expects that the 1997 Annual Meeting will be held in early December 1997.

November 1, 1996

                       ----------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES
AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS	FOR all nominees listed  	WITHHOLD AUTHORITY
	(except as marked to the
	to vote for all nominees
               Contrary below)
	Charles Barber, Dwight Crane and
	William Hutchinson

(Instruction: To withhold authority for any nominee, write his name on the line provided below.)
___________________________________________________________________________


2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent auditors for the Portfolio




VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .

MANAGED MUNICIPALS PORTFOLIO II INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Managed Municipals Portfolio II Inc.
(the "Portfolio"), a Maryland corporation, hereby appoints Heath B. McLendon, and Christina T. Sydor proxies for the undersigned with full powers of substitution and revocation, to represents the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Managed Municipals Portfolio II Inc. to be held at the offices of the Portfolio, 388 Greenwich Street, New York, New York on December 16, 1996 at 1:00 p.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated November 1 , 1996 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		DATE: _________________________________________
		_______________________________________________
		_______________________________________________
			Signature(s) (Title(s), if applicable)